Exhibit 99.1

enGene Announces the Resignation of its Chief Medical Officer

BOSTON and MONTREAL, June 4, 2025 – enGene Holdings Inc. (Nasdaq: ENGN or “enGene” or the “Company”), a clinical-stage, non-viral genetic medicines company, announced today that Dr. Raj Pruthi resigned from his role as Chief Medical Officer on June 3, 2025. Dr. Pruthi’s resignation as Chief Medical Officer will take effect on June 16, 2025. He will be supporting the organization to ensure an orderly transition of his responsibilities before he departs. The Company intends to reallocate Dr. Pruthi’s responsibilities to the Company's other urology and clinical experts. The Company thanks Dr. Pruthi for his dedication and service and wishes him the best in his future endeavors.
About enGene
enGene is a clinical-stage biotechnology company mainstreaming genetic medicines through the delivery of therapeutics to mucosal tissues and other organs, with the goal of creating new ways to address diseases with high clinical needs. enGene’s lead program is detalimogene voraplasmid (also known as detalimogene, and previously EG-70) for patients with Non-Muscle Invasive Bladder Cancer (NMIBC), a disease with a high clinical burden. Detalimogene is being evaluated in the ongoing multi-cohort LEGEND Phase 2 study, which includes a pivotal cohort studying detalimogene in Bacillus Calmette-Guérin (BCG)-unresponsive patients with carcinoma in situ (CIS). Detalimogene was developed using enGene’s proprietary Dually Derivatized Oligochitosan (DDX) platform, which enables penetration of mucosal tissues and delivery of a wide range of sizes and types of cargo, including DNA and various forms of RNA.
To learn more, please visit enGene.com and follow us on LinkedIn, X and BlueSky.
Forward-Looking Statements
Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and “forward-looking information” within the meaning of Canadian securities laws (collectively, “forward-looking statements”). enGene’s forward-looking statements include, but are not limited to, statements regarding enGene’s management teams’ expectations, hopes, beliefs, intentions, goals, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate”, “appear”, “approximate”, “believe”, “continue”, “could”, “estimate”, “expect”, “foresee”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “would”, and similar expressions (or the negative version of such words or expressions) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the transition of the responsibilities of the chief medical officer.

Many factors, risks, uncertainties and assumptions could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the Company’s ability to recruit and retain qualified scientific and management personnel, establish clinical trial sites and enroll patients in its clinical trials, execute on the Company’s clinical development plans and ability to secure regulatory approval on anticipated timelines, and other risks and uncertainties detailed in filings with Canadian securities regulators on SEDAR+ and with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR, including those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024 (copies of which may be obtained at www.sedarplus.ca or www.sec.gov).
You should not place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. enGene anticipates that subsequent events and developments will cause enGene’s assessments to change. While enGene may elect to update these forward-looking statements at some point in the future, enGene specifically disclaims any obligation to do so, unless required by applicable law. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.
Contact:

For media contact:
media@engene.com

For investor contact:
investors@engene.com